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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 1, 1998
                                  ------------
                Date of report (Date of earliest event reported)


                                      VOXEL
                                      -----
             (Exact Name of Registrant as Specified in Its Charter)


                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


             0-24836                                    33-0301060
             -------                                    ----------
     (Commission File Number)              (I.R.S. Employer Identification No.)


              26081 MERIT CIRCLE, SUITE 117 LAGUNA HILLS, CA 92653
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  714-348-3200
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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Item 3. Bankruptcy or Receivership.

On June 1, 1998, Voxel issued a press release stating that it had filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Such press release is attached hereto as Exhibit 99.6 and incorporated by reference herein. The petition was filed in the U.S. Bankruptcy Court for the Central District of California. The matter was assigned to Bankruptcy Judge Lynne Riddle, and the case number is as follows:

        VOXEL                Case No. SA 98-17977 LR



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VOXEL


Date:  June 15, 1998                By /s/ Allan  M. Wolfe
       -------------                   --------------------------------------
                                       Allan M. Wolfe
                                       Chief Executive Officer





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EXHIBIT INDEX


Exhibit No.       Document                                             Page
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99.6              Text of Voxel Press Release dated June 1, 1998        4









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